UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 4, 2018

ORAMED PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-35813	98-0376008
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

142 W. 57th Street, New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

844-967-2633

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 6, 2018, Oramed Pharmaceuticals Inc. (the “Company”) appointed Dr. Mark Hasleton, PhD, to serve as VP Business Development, effective November 15, 2018. Dr. Hasleton is succeeding Mr. Joshua Hexter, who tendered his resignation as the Company's Chief Operating Officer and VP Business Development, on November 4, 2018, for personal reasons, effective November 15, 2018.

Prior to joining the Company, Dr. Hasleton, age 46, served in several leadership and pharmaceutical development roles. From 2010 to 2018, he served in Business Development and later as Senior Director of Portfolio - Global New Therapeutic Entities at Teva Pharmaceutical Industries Ltd. Prior to joining Teva, from 2007 to 2010, Dr. Hasleton was at Bristol Myers Squibb Co., in the UK and then in the European business as EMEA Business Operations Manager - Field Medical. Dr. Hasleton holds a PhD in molecular biology and cancer research from the Imperial College London, UK, a MRes in molecular biology from the University of Manchester, UK and an MBA from Tanaka Business School, Imperial College London, UK.

Dr. Hasleton will be employed by the Company pursuant to an employment agreement with the Company’s wholly-owned Israeli subsidiary, Oramed Ltd. Dr. Hasleton’s annual base salary is expected to be NIS 456,000, and he will be eligible for bonuses and equity grants in amounts to be determined in the discretion of the Company’s Board of Directors and the Compensation Committee of the Company’s Board of Directors, as applicable.  In connection with Dr. Hasleton’s appointment, the Company expects to enter into its standard indemnification agreement with Dr. Hasleton, on substantially the same terms as the indemnification agreements previously entered into between the Company and each of its directors and officers.  Dr. Hasleton is not a party to any transactions that are disclosable under Item 404 of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORAMED PHARMACEUTICALS INC.

By:	/s/ Nadav Kidron
Name: Title:	Nadav Kidron President and CEO

November 8, 2018

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